                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A

               [X] Current Report Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934


                                  July 24, 1998
                                (Date of Report)

                         Commission file number: 0-28354

                             Great Lakes REIT, Inc.

             (Exact name of registrant as specified in its charter)

                 Maryland                         36-3844714
        (State or other jurisdiction      (I.R.S. Employer identification no)
         Of incorporation organization)

                  823 Commerce Drive, Suite 300, Oak Brook, IL
                 60523 (Address of principal executive offices)
                                   (Zip Code)

                                (630) 368 - 2900
              (Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes /X/ No / /

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITIONS

As previously reported in a Current Report on Form 8-K filed June 4, 1998, on May 22, 1998, Great Lakes REIT, Inc. through Great Lakes REIT, L.P. (Collectively the "Company") acquired 116 and 183 Inverness Drive, two four-story office buildings located in Englewood, Colorado, a suburb of Denver.

TERMS OF PURCHASE

116 Inverness Drive East and 183 Inverness Drive West were purchased from unaffiliated third parties for approximately $41,900,000, including $543,000 for capital reserves. Funds for the purchases came from a borrowing under the Company's unsecured line of credit as well as the assumption of a long-term mortgage loan, and issuance of 48,447 operating partnership units.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The required financial statements for the Inverness office buildings are attached as Exhibit A.

The required proforma financial statements are attached as Exhibit B.

The consent of Ernst & Young LLP is filed as Exhibit C.

No information is required under Items 1,3,4 and 6, and these items have therefore been omitted.

By:   /s/ Richard L. Rasley
      ------------------------------
      Richard L. Rasley, Secretary

             Combined Statements of Revenue and Certain Expenses

                            Inverness Properties

                        Year Ended December 31, 1997
                     with Report of Independent Auditors

                        Report of Independent Auditors



The Board of Directors
Great Lakes REIT, Inc.

We have audited the accompanying Combined Statement of Revenue and Certain Expenses of 116 Inverness and 183 Inverness (the Inverness Properties) for the year ended December 31, 1997. This Combined Statement of Revenue and Certain Expenses is the responsibility of the Inverness Properties' management. Our responsibility is to express an opinion on the Combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K/A of Great Lakes REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Inverness Properties' combined revenue and expenses.

In our opinion, the Combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Inverness Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                      ERNST & YOUNG LLP

Chicago, Illinois
June 18, 1998

                              Inverness Properties

             Combined Statements of Revenue and Certain Expenses





                                                                                      January 1, 1998
                                                                   Year Ended             through
                                                                December 31, 1997       May 22, 1998
                                                                                        (Unaudited)
                                                               -------------------- ---------------------

Revenue:
Base rents                                                            $4,644,997           $1,735,382
Tenant reimbursements                                                  1,408,165              522,065
                                                               -------------------- ---------------------
Total revenue                                                          6,053,162            2,257,447
                                                               -------------------- ---------------------

Expenses:
Real estate taxes                                                        925,156              356,453
General operating                                                        183,836               77,845
Utilities                                                                648,212              226,927
Cleaning and landscaping                                                 342,484              114,726
Repairs and maintenance                                                  597,147              241,478
Property management fee                                                  214,532               82,926
                                                               -------------------- ---------------------
Total expenses                                                         2,911,367            1,100,355
                                                               -------------------- ---------------------

Revenue in excess of certain expenses                                 $3,141,795           $1,157,092
                                                               ==================== =====================



  See accompanying notes.

==============================================================================
                              Inverness Properties
==============================================================================

Notes to Combined Statements of Revenue and Certain Expenses


1.  Business

The accompanying Combined Statements of Revenue and Certain Expenses relate to the operations of 116 Inverness Drive East, a four-story office building, and 183 Inverness Drive West, a four-story office building (the Inverness Properties) located in Englewood, Colorado. The Inverness Properties were managed by the same property management company and each was owned by a limited liability company with the same managing member. The Inverness Properties were acquired on May 22, 1998 by a partnership controlled by Great Lakes REIT, Inc. (Great Lakes).

As of May 22, 1998 and December 31, 1997, the Properties were 97% and 100% occupied with twelve and eleven tenants, respectively. At May 22, 1998 and December 31, 1997, three tenants and four tenants accounted for approximately 71% and 78% of base rents, respectively.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K/A of Great Lakes. The combined statements are not representative of the actual operations of the Inverness Properties for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Great Lakes in future operations of the Inverness Properties, have been excluded.

Revenue and Expense Recognition

Revenue of the Inverness Properties is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Combined Statements of Revenue and Certain Expenses. Actual results could differ from those estimates.

Unaudited Interim Statement

In the opinion of management, the interim combined financial statement reflects all adjustments necessary for fair presentation of the results of the interim period. All adjustments are of a normal, recurring nature.

3.  Rentals

The Inverness Properties have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.  Related Party Transactions

The Inverness Properties were managed by an affiliated management company. During the period from January 1, 1998 to May 22, 1998 and the year ended December 31, 1997, property management fees were $82,926 and $214,532, respectively. In addition, the Inverness Properties have contracts with the affiliated management company for monthly maintenance and asset management. Total fees incurred during the period from January 1, 1998 to May 22, 1998 and the year ended December 31, 1997 for maintenance and asset management were $159,123 and $391,315, respectively.

                                   Exhibit B

                           GREAT LAKES REIT, INC.

            Pro Forma Condensed Consolidated Financial Statements
                                 (unaudited)


The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet reflects as of March 31, 1998, the April 15, 1998 acquisition of Milwaukee Center and the May 22, 1998 acquisition of the Inverness Properties.

The accompanying unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 1998 reflects the January 6, 1998 acquisition of Star Bank Office Building and the two acquisitions identified in the preceding paragraph as if they had occurred January 1, 1998.

The accompanying unaudited Pro Forma Condensed Statement of Income for the year ended December 31, 1997 reflects the 1998 acquired properties identified above, the properties acquired during 1997 and the Company's May, 1997 initial public offering as if these events had occurred January 1, 1997.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared by management of the Company and do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed combined financial statements should be read in conjunction with the accompanying notes to the pro forma condensed consolidated financial statements.

Great Lakes REIT, Inc.
Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 1998
(Unaudited)


                                                                                           Pro Forma
                                                               3/31/98      Milwaukee       Prior to      Inverness        3/31/98
                                                        As Reported (1)     Center (2)     Inverness  Properties (3)     Pro Forma
Assets
Properties:
Land                                                       $45,734,153      2,176,000     47,910,153      7,100,000    $55,010,153
Buildings, improvements, and equipment                     275,672,807     44,561,843    320,234,650     33,998,033    354,232,683
                                                        --------------------------------------------------------------------------
                                                           321,406,960     46,737,843    368,144,803     41,098,033    409,242,836
Less accumulated depreciation                               13,353,272                    13,353,272                    13,353,272
                                                        --------------------------------------------------------------------------
                                                           308,053,688     46,737,843    354,791,531     41,098,033    395,889,564
Cash and cash equivalents                                    3,809,836       (873,486)     2,936,350       (285,680)     2,650,670
Real estate tax escrows                                        366,482                       366,482                       366,482
Rents receivable                                             3,118,065                     3,118,065                     3,118,065
Deferred financing and leasing costs, net of accumulated
amortization                                                 3,807,410                     3,807,410        124,347      3,931,757
Goodwill, net of accumulated amortization                    1,340,129                     1,340,129                     1,340,129
Other assets                                                   963,832         26,427        990,259                       990,259
                                                        --------------------------------------------------------------------------

Total assets                                              $321,459,442     45,890,784    367,350,226     40,936,700   $408,286,926
                                                        --------------------------------------------------------------------------
                                                        --------------------------------------------------------------------------

Liabilities and Stockholders' Equity

Bank loan payable                                          $93,566,000     45,000,000    138,566,000     27,000,000   $165,566,000
Mortgage loans payable                                      17,485,272                    17,485,272     12,434,713     29,919,985
Bonds payable                                                5,030,000                     5,030,000                     5,030,000
Accounts payable and accrued liabilities                     3,663,920        161,665      3,825,585      1,082,036      4,907,621
Accrued real estate taxes                                    7,333,347        705,508      8,038,855        356,454      8,395,309
Prepaid rent                                                 2,371,869          3,771      2,375,640         11,805      2,387,445
Security deposits                                              905,744         19,840        925,584         51,692        977,276
Distributions/dividends payable                              4,805,747                     4,805,747                     4,805,747
                                                        --------------------------------------------------------------------------

Total liabilities                                          135,161,899     45,890,784    181,052,683     40,936,700    221,989,383
                                                        --------------------------------------------------------------------------

Common stock ($0.01 par value, 60,000,000
authorized; 15,920,691 shares issued as of
March 31, 1998)                                                159,207                       159,207                       159,207
Paid-in-capital                                            197,353,745                   197,353,745                   197,353,745
Retained earnings (deficit)                                 (5,302,221)                   (5,302,221)                   (5,302,221)
Employee stock loans                                        (5,577,574)                   (5,577,574)                   (5,577,574)
Deferred compensation                                          (65,375)                      (65,375)                      (65,375)
Treasury stock, at cost (21,784 shares)                       (270,239)                     (270,239)                     (270,239)
                                                        --------------------------------------------------------------------------

Total stockholders' equity                                 186,297,543              0    186,297,543              0    186,297,543
                                                        --------------------------------------------------------------------------

Total liabilities and stockholders' equity                $321,459,442     45,890,784    367,350,226     40,936,700   $408,286,926
                                                        --------------------------------------------------------------------------
                                                        --------------------------------------------------------------------------


See accompanying notes to pro forma condensed consolidated balance sheet

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 1998
(UNAUDITED)

1.  Represents the historical results of the Company.

2.  Represents the allocation of acquisition price paid for Milwaukee Center.

3. Represents the allocation of acquisition prices paid for the Inverness Properties. The value of the 48,447 operating partnership units issued ($887,467) is classified as accounts payable and accrued liabilities due to materiality considerations.

Great Lakes REIT, Inc.
Pro Forma Condensed Consolidated Statement of Income
For the Three Months Ended March 31, 1998
(Unaudited)

                                                                                         Pro Forma
                                                                                         Prior to       Inverness          3/31/98
                                                           3/31/98           1998        Inverness      Properties         Company
                                                       As Reported (1)   Acquisitions   Acquisitions    Acquisition       Pro Forma

Revenues
Rental                                                  $12,863,492         1,709,805(2)  14,573,297      1,107,691(3)  $15,680,988
Reimbursements                                            3,765,137           272,324(2)   4,037,461        333,233(3)    4,370,694
Interest and other                                          174,415             7,981(2)     182,396                        182,396
                                                        ---------------------------------------------------------------------------

Total revenues                                           16,803,044         1,990,110     18,793,154      1,440,924      20,234,078
                                                        ---------------------------------------------------------------------------
Expenses
Real estate taxes                                         2,728,292           269,140(2)   2,997,432        227,523(3)    3,224,955
Other property operating                                  4,235,563           673,841(2)   4,909,404        474,831(3)    5,384,235
General and administrative                                1,097,120                        1,097,120                      1,097,120
Interest                                                  2,035,139           835,200(5)   2,870,339        708,575(5)    3,578,914
Depreciation and amortization                             2,738,578           279,588(4)   3,018,166        209,591(4)    3,227,757
                                                        ---------------------------------------------------------------------------

Total expenses                                           12,834,692         2,057,769     14,892,461      1,620,520      16,512,981
                                                        ---------------------------------------------------------------------------

Net income                                               $3,968,352           (67,659)     3,900,693       (179,597)     $3,721,096
                                                        ===========================================================================

Earnings per common share - basic                             $0.25                                                           $0.23
                                                        ===========                                                      ==========

Weighted average common shares outstanding - basic       15,860,320                                                      15,920,691
                                                        ===========                                                      ==========

Diluted earnings per common share                             $0.25                                                           $0.23
                                                        ===========                                                      ==========

Weighted average common shares outstanding - diluted     16,145,417                                                      16,205,788
                                                        ===========                                                      ==========


See accompanying notes to pro forma condensed consolidated statement of income

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
THREE MONTHS ENDED MARCH 31, 1998
(UNAUDITED)

1.  Represents the historical results of the Company.

2. Represents the unaudited historical results of operations of properties acquired subsequent to December 31, 1997 for the period January 1, 1998 to the acquisition date or March 31, 1998, whichever is earlier.

3. Represents the unaudited historical results of operations of the Inverness Properties for the period January 1, 1998 to March 31, 1998.

4. Depreciation is computed on a straight-line basis over 40 years for the period January 1, 1998 to the acquisition date or March 31, 1998, whichever is earlier, based on the purchase price paid by the Company for the properties.

5. Interest expense for the Inverness Properties ($708,575) is computed on the amount borrowed ($27,000,000) on the Company's unsecured line of credit to acquire the properties for the period January 1, 1998 to March 31, 1998 at 7.2% per annum, the average interest rate during the period. Also included in interest expense is the amount calculated on the mortgage loan ($12,434,713) assumed for the period January 1, 1998 to March 31, 1998 at 7.11% per annum, the fixed interest rate for the note.

    Interest expense ($835,200) is computed on the amount borrowed ($66,000,000) on the Company's unsecured line of credit to acquire the properties for the period January 1, 1998 to the acquisition date or March 31, 1998, whichever is earlier, at 7.2% per annum, the average interest rate during the period.

Great Lakes REIT, Inc.
Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 1997
(Unaudited)


                                                                                                        Pro Forma
                                                            1997            1997          Pro Forma   Prior to 1998
                                                        Historical (1)  Acquisitions     Adjustments   Acquisitions
Revenues
Rental                                                  $36,231,301        12,671,161(2)                 48,902,462
Reimbursements                                           10,688,046         2,567,376(2)                 13,255,422
Interest and other                                          744,514           112,933(2)                    857,447
                                                        -----------------------------------------------------------

Total revenues                                           47,663,861        15,351,470                    63,015,331
                                                        -----------------------------------------------------------

Expenses
Real estate taxes                                         7,702,203         2,199,404(2)                  9,901,607
Other property operating                                 11,969,092         4,822,634(2)                 16,791,726
General and administrative                                3,379,121                                       3,379,121
Interest                                                  4,308,173         5,826,453(4) (3,622,836)(5)   6,511,790
Depreciation and amortization                             8,199,846         1,608,845(3)                  9,808,691
                                                        -----------------------------------------------------------

Total expenses                                           35,558,435        14,457,336    (3,622,836)     46,392,935
                                                        -----------------------------------------------------------

Net income                                              $12,105,426           894,134     3,622,836      16,622,396
                                                        ===========================================================

Earnings per common share - basic                             $0.92
                                                        ===========

Weighted average common shares outstanding - basic       13,140,124
                                                        ===========

Diluted earnings per common share                             $0.91
                                                        ===========

Weighted average common shares outstanding - diluted     13,304,540
                                                        ===========



                                                                          Pro Forma
                                                                           Prior to        Inverness             1997
                                                          1998            Inverness       Properties           Company
                                                        Acquisitions      Acquisition     Acquisition         Pro Forma
Revenues
Rental                                                   8,979,438(2)      57,881,900        4,644,997(2)    $62,526,897
Reimbursements                                           1,589,673(2)      14,845,095        1,408,165(2)     16,253,260
Interest and other                                          58,806(2)         916,253                            916,253
                                                        ----------------------------------------------------------------

Total revenues                                          10,627,917         73,643,248        6,053,162        79,696,410
                                                        ----------------------------------------------------------------

Expenses
Real estate taxes                                          902,990(2)      10,804,597          925,156(2)     11,729,753
Other property operating                                 3,804,417(2)      20,596,143        1,986,211(2)     22,582,354
General and administrative                                                  3,379,121                          3,379,121
Interest                                                 4,785,000(4)      11,296,790        2,835,591(4)     14,132,381
Depreciation and amortization                            1,662,524(3)      11,471,215          850,008(3)     12,321,223
                                                        ----------------------------------------------------------------

Total expenses                                          11,154,931         57,547,866        6,596,966        64,144,832
                                                        ----------------------------------------------------------------

Net income                                                (527,014)        16,095,382         (543,804)      $15,551,578
                                                        ----------------------------------------------------------------

Earnings per common share - basic                                                                                  $0.98
                                                                                                             ===========

Weighted average common shares outstanding - basic                                                            15,841,027
                                                                                                             ===========

Diluted earnings per common share                                                                                  $0.97
                                                                                                             ===========

Weighted average common shares outstanding - diluted                                                          16,005,443
                                                                                                             ===========


See accompanying notes to pro forma condensed consolidated statement of income

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1997
(UNAUDITED)

1.   Represents the historical results of the Company.

2. Represents the unaudited historical results of operations of properties acquired subsequent to December 31, 1996 as if the properties were acquired by the Company at the beginning of 1997.

3. Depreciation is computed on a straight-line basis over 40 years for the period January 1, 1997 to the acquisition date for the 1997 acquisitions and to December 31, 1997 for the 1998 acquisitions based on the purchase price paid by the Company for the properties.




4. Interest expense ($5,826,453) for the 1997 acquisitions is computed on the amount borrowed ($68,500,000) on the Company's line of credit to acquire the properties for the period January 1, 1997 to December 31, 1997 at 7.25% per annum, the average interest rate during the period. Also included in interest expense is the amount calculated on a property specific mortgage loan ($12,125,000) for the period January 1, 1997 to December 31, 1997 at 7.08% per annum, the fixed interest rate for the note.

     Interest expense ($4,785,000) for 1998 acquisitions is computed on the amount borrowed ($66,000,000) on the Company's unsecured line of credit to acquire the properties for the period January 1, 1997 to December 31, 1997 at 7.25% per annum, the averge interest rate for the period.

     Interest expense ($2,835,591) for the Inverness Properties is computed on the amount borrowed ($27,000,000) on the Company's unsecured line of credit to acquire the properties for the period January 1, 1997 to December 31, 1997 at 7.25% per annum, the average interest rate for the period, and interest on a mortgage loan ($12,434,713) assumed in connection with the Inverness properties at the interest rate on the mortgage loan (7.11%).



5. Interest expense has been reduced by $3,622,836 which represents interest paid on debt retired with the proceeds of the Company's initial public offering in May 1997 as if the offering occurred on January 1, 1997.

The pro forma interest expense adjustment is calculated as follows:


     Actual bank loan interest incurred by the Company in 1997       $2,798,119
     Actual interest incurred by the Company in 1997 on long-term
     debt retired                                                       824,717
                                                                     ----------

     Pro forma interest expense adjustment                           $3,622,836
                                                                     ==========

                                                                      Exhibit C

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements indicated below of Great Lakes REIT, Inc. of our reports indicated below filed with the Securities and Exchange Commission.

Registration Statements

Form S-3 No. 333-40129
Form S-3 No. 333-49499
Form S-8 No. 333-56617
Form S-8 No. 333-56619



Financial Statement                                    Date of Auditors' Report
Statement of revenue and certain expenses of Star Bank            April 9, 1998
Office Building for the year ended December 31, 1997
included in the Report (Form 8-K/A) of Great Lakes REIT,
Inc. dated June 18, 1998
Combined statement of revenue and certain expenses of              May 21, 1998
Milwaukee Portfolio for the year ended December 31, 1997
included in the Report (Form 8-K/A) of Great Lakes REIT,
Inc. dated June 18, 1998
Combined statement of revenue and certain expenses of             June 18, 1998
Inverness Properties for the year ended December 31, 1997 included in the Current Report (Form 8-K/A) of Great
Lakes REIT, Inc. dated July 24, 1998

                                         Ernst & Young LLP


Chicago, Illinois
July 24, 1998